Exhibit 99.1

PRESS RELEASE

Financial Contact:
Robert A. Milligan
Chief Financial Officer
Healthcare Trust of America, Inc.
480.998.3478
RobertMilligan@htareit.com

Healthcare Trust of America, Inc. Announces $1.3 Billion Revolving Credit and Term Loan Agreement

SCOTTSDALE, Ariz., October 7, 2021 – Healthcare Trust of America, Inc. (“HTA”) (NYSE: HTA) today announced that it, along with its operating partnership, Healthcare Trust of America Holdings, LP (“HTALP” and, together with HTA, the “Company”), entered into a third amended and restated $1.3 billion Revolving Credit and Term Loan Agreement (the “Credit Agreement”). The Credit Agreement consists of a $1.0 billion revolving credit facility (the “Revolver”) and a $300 million term loan (the “Term Loan”). The Credit Agreement refinances the existing $1.3 billion unsecured credit agreement and will lower the Company’s borrowing costs and extend maturities.

The Credit Agreement will mature in October 2025, and the Revolver and Term Loan can each be extended for up to one year. Based on the Company’s current investment grade ratings, the Revolver will initially be priced at LIBOR plus 105 bps, inclusive of a 20 bps facility fee, and the Term Loan will initially be priced at LIBOR plus 95 bps. The Credit Agreement includes customary LIBOR replacement terms and contains a sustainability-linked feature, which allows for a reduction in pricing upon the Company’s realization of certain sustainability ratings.

J.P. Morgan Chase Bank, N.A., Wells Fargo Securities, LLC, U.S. Bank National Association, BofA Securities, Inc., Capital One, National Association, and PNC Capital Markets LLC served as Joint Lead Arrangers with JP Morgan Chase Bank, N.A. serving as the Administrative Agent. Wells Fargo Bank, National Association, U.S. Bank National Association, Capital One, National Association, PNC Bank, National Association, and Bank of America, N.A. served as syndication agents. Bank of Montreal, The Bank of Nova Scotia, Fifth Third Bank, National Association, Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., and Regions Bank served as documentation agents. Associated Bank, National Association, First Horizon Bank, Hancock Whitney Bank, The Huntington National Bank, and American Savings Bank, F.S.B. also participated.
About HTA
Healthcare Trust of America, Inc. (NYSE: HTA) is the largest dedicated owner and operator of medical office buildings in the United States, with assets comprising approximately 25.3 million square feet of GLA, with $7.5 billion invested primarily in medical office buildings as of June 30, 2021. HTA provides real estate infrastructure for the integrated delivery of healthcare services in highly-desirable locations. Investments are targeted to build critical mass in 20 to 25 leading gateway markets that generally have leading university and medical institutions, which translates to superior demographics, high-quality graduates, intellectual talent and job growth. The strategic markets HTA invests in support a strong, long-term demand for quality medical office space. HTA utilizes an integrated asset management platform consisting of on-site leasing, property management, engineering and building services, and development capabilities to create complete, state of the art facilities in each market. We believe this drives efficiencies, strong tenant and health system relationships, and strategic partnerships that result in high levels of tenant retention, rental growth and long-term value creation. Headquartered in Scottsdale, Arizona, HTA has developed a national brand with dedicated relationships at the local level.
Founded in 2006 and listed on the New York Stock Exchange in 2012, HTA has produced attractive returns for its stockholders that have outperformed the US REIT index. More information about HTA can be found on the Company’s Website (www.htareit.com), Facebook, LinkedIn, Instagram and Twitter.

Forward-Looking Language
This press release contains certain forward-looking statements. Forward-looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about HTA, stockholder value and earnings growth.
The forward-looking statements included in this press release are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond HTA’s control. Although HTA believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, HTA’s actual results and performance could differ materially and in adverse ways from those set forth in the forward-looking statements. Factors which could have a material adverse effect on HTA’s operations and future prospects include, but are not limited to:
•the Company's ability to effectively deploy proceeds of offerings of securities;
•changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market;
•competition for acquisition and development of medical office buildings and other facilities that serve the healthcare industry;
•the Company's ability to acquire or develop real properties, and to successfully operate those properties once acquired or developed;
•pandemics and other health concerns, and the measures intended to prevent their spread, including the currently ongoing COVID-19 pandemic;
•economic fluctuations in certain states in which the Company's investments are geographically concentrated;
•financial stability and solvency of the Company's tenants, including the ability and willingness of the Company's tenants or borrowers to satisfy obligations under their respective contractual arrangements with the Company and the potential inability of the Company to enforce its rights under its leases during the pendency of any pandemic;
•the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases or the Company's ability to reposition its properties on the same or better terms in the event of a nonrenewal or in the event the Company exercises its right to replace an existing tenant;
•fluctuations in reimbursements from third party payors such as Medicare and Medicaid;
•supply and demand for operating properties in the market areas in which the Company operates;
•changes in operating expenses of the Company's properties including, but not limited to, expenditures for property taxes, property and liability insurance premiums, and utility rates;
•the Company's ability and the ability of its tenants to obtain and maintain adequate property, liability and other insurance from reputable, financial stable providers;
•restrictive covenants on certain of the Company's properties subject to ground leases that may restrict or limit the uses of its properties and the types of tenants the Company is able to lease to, and the Company's ability to attract new tenants;
•the impact from damage to the Company's properties from, or increased operating costs associated with, catastrophic weather and other natural events and the physical effect of climate change;
•retention of the Company's senior management team and its ability to attract and retain qualified key personnel;
•legislative and regulatory changes, including changes to laws governing the taxation of real estate investment trusts ("REITs") and changes to laws governing the healthcare industry;
•changes in interest rates, including changes as a result of the phasing out of the London Inter-bank Offered Rate ("LIBOR") effective June 30, 2023;
•the availability of capital and financing;
•restrictive covenants in the Company's credit facilities;
•changes in the Company's credit ratings;
•HTA's ability to remain qualified as a REIT;
•changes in accounting principles generally accepted in the United States of America, policies and guidelines applicable to REITs; and
•the risk factors set forth in HTA’s most recent Annual Report on Form 10-K and in HTA’s most recent Quarterly Reports on Form 10-Q.
Forward-looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, HTA undertakes no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements included in this press release or that may be made elsewhere from time to time by, or on behalf of, HTA.